                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of The

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2001


                                   SCIOS, INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              Delaware                                 0-11749                               95-3701481
 --------------------------------------     ---------------------------------    -----------------------------------
    (State or Other Jurisdiction of             (Commission File Number)         (I.R.S. Employer Identification No.)
             Incorporation)


                   820 West Maude Avenue, Sunnyvale, CA 94086
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 616-8200
             -------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)












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Item 5.     Other Events.

On August 13, 2001, Scios Inc. announced that it has received final approval from the U.S. Food and Drug Administration (FDA) to market Natrecor(R) (nesiritide) for the intravenous treatment of patients with acutely decompensated congestive heart failure who have shortness of breath (i.e., dyspnea) at rest or with minimal activity. For additional information, refer to the press release attached as an exhibit to this Current Report on Form 8-K. The contents of the press release are incorporated by reference herein.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)         Exhibits

            The following exhibits are filed as part of this Report:

            No.      Exhibit
            ---      -------
            99.1     Press Release dated August 13, 2001





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SCIOS, INC.


                                            By:  /s/ David W. Gryska
                                               ------------------------------
                                               David W. Gryska
                                               Senior Vice President and
                                               Chief Financial Officer


Date:  August 13, 2001



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                                  EXHIBIT INDEX

No.      Exhibit
---      -------
99.1     Press Release dated August 13, 2001


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